UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 31, 2019

Q2 HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36350	20-2706637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13785 Research Blvd, Suite 150
Austin, Texas 78750
(Address of Principal Executive Offices, and Zip Code)

(512) 275-0072
Registrant's Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	QTWO	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Q2 Holdings, Inc. (the "Company") filed a Current Report on Form 8-K (the "Original Form 8-K") with the Securities and Exchange Commission on November 1, 2019 announcing the consummation of its previously announced acquisition of Lender Performance Group, LLC, a Delaware limited liability company, also doing business as PrecisionLender ("PrecisionLender"), Lender Performance Group Blocker, LLC, a Delaware limited liability company ("Blocker A"), LPGB, Inc., a Delaware corporation ("Georgian Blocker"), Insight (Delaware) PL Blocker Corporation, a Delaware corporation ("Insight Blocker A"), Insight (Cayman) PL Blocker Corporation, a Delaware corporation ("Insight Blocker B" and together with Blocker A, Georgian Blocker and Insight Blocker A, each a "Blocker" and collectively the "Blockers"). This Amendment to the Original Form 8-K is being filed solely to amend and supplement the Original Form 8-K to include the historical audited consolidated financial statements of PrecisionLender, the unaudited condensed consolidated financial statements of PrecisionLender, and the unaudited pro forma condensed combined financial information. The disclosures and exhibits included in the Original Form 8-K otherwise remain unchanged.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business acquired. Condensed consolidated audited financial statements of PrecisionLender and its subsidiaries as of and for the years ended December 31, 2018 and 2017, and the related notes thereto, are attached hereto as Exhibit 99.1 and incorporated herein by reference. Unaudited condensed consolidated financial statements of PrecisionLender and its subsidiaries as of and for the nine months ended September 30, 2019 and 2018, and the related notes thereto, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information. The unaudited pro forma condensed combined financial information of the Company, for the year ended December 31, 2018, and as of and for the nine months ended September 30, 2019, giving effect to the PrecisonLender acquisition, are attached hereto as Exhibit 99.3 and incorporated herein by reference.
(d) Exhibits

Exhibit No.	Description
23.1	Consent of Grant Thornton LLP, independent auditors for Lender Performance Group, LLC and Subsidiaries, dated January 3, 2020.
99.1	Consolidated audited financial statements of Lender Performance Group, LLC and Subsidiaries, as of and for the years ended December 31, 2018 and 2017, and the related notes thereto
99.2	Unaudited condensed consolidated financial statements of Lender Performance Group, LLC as of and for the nine months ended September 30, 2019 and 2018, and the related notes thereto
99.3	Unaudited pro forma condensed combined financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Q2 HOLDINGS, INC.

January 3, 2020	/s/ Jennifer N. Harris Jennifer N. Harris Chief Financial Officer